UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2023

CUMMINS INC.

(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Jackson Street

P. O. Box 3005

Columbus, Indiana 47202-3005

(Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Sections 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 22, 2023, Cummins Inc. (the “Company”) issued a press release announcing that the Company has reached an agreement in principle with the U.S. Environmental Protection Agency, the California Air Resources Board (“CARB”), the Environmental and Natural Resources Division of the U.S. Department of Justice and the California Attorney General’s Office to resolve civil claims regarding the Company’s emissions certification and compliance process for certain engines primarily used in pick-up truck applications in the United States (collectively, the “Agreement in Principle”). The Agreement in Principle relates to the ongoing formal review of the Company’s emissions certification process and compliance with emissions standards for certain pickup truck applications. The Company first announced this review on April 29, 2019, has since provided regular updates in periodic filings with the Securities and Exchange Commission and is continuing to cooperate with Environment and Climate Change Canada (“ECCC”) with respect to ECCC’s requests for certification-related information for certain pick-up truck applications.

The Company expects to record a charge of approximately $2.04 billion in the fourth quarter of 2023 to resolve these claims and related matters. Certain additional related immaterial charges will likely be incurred as these matters are fully concluded. The Company is in a strong financial position with existing liquidity and access to capital to satisfy obligations associated with the settlement, support ongoing obligations and execute its growth strategy.

The settlements contemplated by the Agreement in Principle are subject to certain regulatory and judicial approvals.

A copy of the press release is filed herewith as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-looking disclosure statement

Information provided in this Current Report on Form 8-K that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our forecasts, guidance, preliminary results, expectations, hopes, beliefs and intentions on strategies regarding the future. These forward-looking statements include, without limitation, statements relating to our agreement in principle to settle regulatory proceedings regarding our emissions certification and compliance process for pick-up truck applications. Our actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to: any adverse consequences resulting from entering into the Agreement in Principle, including required additional mitigation projects, adverse reputational impacts and potential resulting legal actions; increased scrutiny from regulatory agencies, as well as unpredictability in the adoption, implementation and enforcement of emission standards around the world; changes in international, national and regional trade laws, regulations and policies; changes in taxation; global legal and ethical compliance costs and risks; evolving environmental and climate change legislation and regulatory initiatives; future bans or limitations on the use of diesel-powered products; failure to successfully integrate and / or failure to fully realize all of the anticipated benefits of the acquisition of Meritor, Inc.; raw material, transportation and labor price fluctuations and supply shortages; any adverse effects of the conflict between Russia and Ukraine and the global response (including government bans or restrictions on doing business in Russia); aligning our capacity and production with our demand; the actions of, and income from, joint ventures and other investees that we do not directly control; large truck manufacturers' and original equipment manufacturers' customers discontinuing outsourcing their engine supply needs or experiencing financial distress, or change in control; product recalls; variability in material and commodity costs; the development of new technologies that reduce demand for our current products and services; lower than expected acceptance of new or existing products or services; product liability claims; our sales mix of products; uncertainties and risks related to timing and potential value to both Atmus Filtration Technologies Inc. (Atmus) and Cummins of the planned final separation of Atmus, including business, industry and market risks, as well as the risks involving the anticipated favorable tax treatment if there is a significant delay in the completion of the envisioned final separation; our plan to reposition our portfolio of product offerings through exploration of strategic acquisitions and divestitures and related uncertainties of entering such transactions; increasing interest rates; challenging markets for talent and ability to attract, develop and retain key personnel; climate change, global warming, more stringent climate change regulations, accords, mitigation efforts, greenhouse gas regulations or other legislation designed to address climate change; exposure to potential security breaches or other disruptions to our information technology environment and data security; political, economic and other risks from operations in numerous countries including political, economic and social uncertainty and the evolving globalization of our business; competitor activity; increasing competition, including increased global competition among our customers in emerging markets; failure to meet environmental, social and governance (ESG) expectations or standards, or achieve our ESG goals; labor relations or work stoppages; foreign currency exchange rate changes; the performance of our pension plan assets and volatility of discount rates; the price and availability of energy; continued availability of financing, financial instruments and financial resources in the amounts, at the times and on the terms required to support our future business; and other risks detailed from time to time in our SEC filings, including particularly in the Risk Factors section of our 2022 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this Current Report on Form 8-K and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the SEC, which are available at http://www.sec.gov or at http://www.cummins.com in the Investor Relations section of our website.

Item 9.01.	Financial Statement and Exhibits.

(d)            Exhibits. The exhibits below are filed herewith:

Exhibit Index

Exhibit No.	Description

Exhibit 99	Press Release.

Exhibit 104	Cover Page Interactive Data File (the cover page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2023

CUMMINS INC.

/s/ Nicole Y. Lamb-Hale
Nicole Y. Lamb-Hale
Vice President - Chief Legal Officer & Corporate Secretary